EXHIBIT 10.29

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       FIRST AMENDMENT TO LEASE AND DEVELOPMENT AGREEMENT

    THIS FIRST AMENDMENT TO LEASE AND DEVELOPMENT AGREEMENT (this "Amendment") is made and entered as of the ___ day of ______________, 1996 and is by and between the St. Louis County Port Authority, a public body corporate and politic of the State of Missouri ("Landlord"), and Southboat Limited Partnership, a Missouri Limited Partnership ("Tenant").

                            RECITALS

     WHEREAS, in October 1995, Landlord and Tenant executed that certain Lease and Development Agreement (the "Lease") in connection with certain real property (the "Property") more particularly described in Attachments A, B and C to the Lease.

    WHEREAS, Section 2(b) of the Lease provides that Tenant shall have a certain period during which Tenant may satisfy or waive certain conditions subsequent to the continuing effectiveness of the Lease, including, without limitation, conditions relating to Landlord's title to the Premises (as that term is defined in the Lease).

     WHEREAS, Section 2(d) of the Lease provides that Tenant may object to any matter contained in the commitment for the leasehold policy of title insurance (the "Commitment") issued to Tenant on the effective date of the Lease and that, in certain circumstances, Tenant may cancel the Lease without further obligation or liability as a result of the matters to which it has objected pursuant to Section 2(d) of the Lease.

     WHEREAS, upon review of the Commitment, Tenant objected to certain exceptions to title of the Premises including (i) a 25 foot wide right-of-way and easement (the "Strip") granted to the Mississippi River Transmission Corporation along the western boundary of the Premises; (ii) the location of a sewer line running west to east across the Premises, (the "Sewer Line") and
(iii) the right-of-way in favor of St. Louis County for the extension of Arlee Avenue (collectively, the "Exceptions").

     WHEREAS, to address Tenant's objection to the Strip, the Board of Commissioners of the Landlord approved on March 19, 1996 a substitution (the "Substitution") of 25 feet of land to the north of the Premises (the "Land") for the Strip, on condition that any increase in cost resulting from the Substitution be borne by Tenant.

    WHEREAS, to address Tenant's objection to the Sewer Easement, Landlord has agreed to grant a replacement easement to the Metropolitan St. Louis Sewer District ("MSD") subject to the Tenant paying all costs of inspections and removal, relocation or replacement of the Sewer Line.

     WHEREAS, to address Tenant's objection to the right-of-way for Arlee Avenue, Landlord has agreed to use its best efforts to cause St. Louis County to vacate the right-of-way upon dedication to St. Louis County of the extension of Hoffmeister Avenue.

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     WHEREAS,  Landlord  has  also  agreed  to  provide  for  the dedication of alternative wetland areas for wetland areas located on the Premises.

     NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual premises and undertakings contained in this Amendment, and intending to be legally bound hereby, Landlord and Tenant hereby agree that the Recitals set forth above are true and accurate and further agree as follows:

      1. MODIFICATION OF DESCRIPTION OF PREMISES. Landlord and Tenant hereby agree that Attachment B to the Lease (legal description of the Premises) is hereby amended and modified to effectuate the Substitution. The legal description of the Premises, as amended herein, is set forth on Exhibit "A" attached hereto and incorporated herein by this reference. Tenant hereby agrees that any increase in cost resulting from the Substitution shall be borne by Tenant.

      2. RELOCATION OF THE SEWER LINE. Landlord hereby agrees to the relocation of the Sewer Line in accordance with plans approved by MSD and to grant to MSD an easement as reasonably necessary to accommodate such relocation and Tenant has agreed to provide for all costs related to the inspection and removal, relocation or replacement of the Sewer Line.

      3. PROVISION FOR ADDITIONAL WETLAND AREAS. Landlord hereby agrees to designate wetland areas to replace the wetland areas located on the Premises and Tenant hereby agrees to pay for any costs associated with the replacement of the wetland areas located on the Premises.

      4. ENVIRONMENTAL REMEDIATION. Tenant agrees to bear all costs related to clean-up and remediation of any hazardous wastes on the Premises.

      5. ACCEPTANCE OF PREMISES. Tenant hereby agrees that it accepts the Premises.

      6. RESERVATION OF RIGHTS. Landlord and Tenant hereby agree that except as otherwise specifically provided in this Amendment, nothing in this Amendment waives or otherwise relinquishes (or shall be construed to waive or otherwise relinquish) any of the rights of Landlord or Tenant under the Lease.

      7.   MISCELLANEOUS PROVISIONS.
           a. MERGER AND MODIFICATION. This Amendment contains and/or incorporates the entire agreement of Landlord and Tenant with respect to the specific subject matter hereof and neither Landlord nor Tenant shall be bound by anything not expressed in this writing. No alteration or other modification of this Amendment shall be effective unless such alteration or other modification shall be in writing and signed by Landlord and Tenant.

           b.   HEADINGS.  The  subject headings of the  Sections
and  Subsections of this Amendment are included only for purposes
of   convenience,  and  shall  not  effect  the  construction  or interpretation of any of the provisions herein.

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           c.   ATTORNEYS' FEES.  In the event that any action is
filed in relation to this Amendment, the unsuccessful party to such action shall pay to the successful party, in addition to any other sum or performance that either party may be called upon to pay or render, a reasonable sum for the successful party's attorneys' fees and costs incurred as a result of such action.

           d.   SEVERABILITY. If any provision or section of this
Amendment   is   declared  invalid  by  a  court   of   competent
jurisdiction, the remaining provisions hereof shall not be affected thereby.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


"LANDLORD"                    "TENANT"

ST. LOUIS COUNTY PORT         SOUTHBOAT LIMITED PARTNERSHIP
AUTHORITY                          By:  Showboat Lemay, Inc., its
                                        general partner


By:_______________________              By:______________________
Its:______________________              Its:_____________________

                            EXHIBIT A

  (Legal description of the Property and the Premises, as those terms are defined in the Lease)

                               3
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       SECOND AMENDMENT TO LEASE AND DEVELOPMENT AGREEMENT

     THIS SECOND AMENDMENT to the Lease and Development Agreement dated October 1995, as amended on May 21, 1996 (together the "Lease"), is made and entered into as of the 12th day of December, 1996, by and between the ST. LOUIS COUNTY PORT AUTHORITY, a public body corporate and politic of the State of Missouri ("Landlord"), and SOUTHBOAT LIMITED PARTNERSHIP, a Missouri limited partnership ("Tenant").

     WHEREAS, the parties to this Amendment have entered  into  a
Lease  and Development Agreement dated October 1995 in connection
with  certain  real  property  more  particularly  described   in
Attachments A, B and C to the Lease; and

     WHEREAS, Section 3(c) provides, in part, that the Landlord or Tenant shall have the right to terminate the Lease in the event that, if for any reason other than Unavoidable Delay or a delay caused by the Landlord or St. Louis County, and notwithstanding Tenant's diligent pursuit of Gaming Licensure, the Investigation Date has not occurred on or before the expiration of the fourteen month period commencing on the Effective Date (the "Investigation Deadline") or the Tenant reasonably determines, based upon communications with or information received from the Gaming Commission staff, that the Commission will not commence the investigation before the Investigation Deadline; and

     WHEREAS,  based  upon information received from  the  Gaming
Commission   staff,  the  Commission  will   not   commence   its
investigation of Tenant before the Investigation Deadline; and

     WHEREAS, the Landlord and Tenant believe that it will be in their respective best interests to extend the fourteen month period referred to in Section 3(c) for an additional twelve month period; and

     WHEREAS, both Landlord and Tenant desire to enter into a written modification of Section 3(c) of the Lease;

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual considerations contained in this Amendment, the parties agree as follows:

     1. The Lease dated October 1995 between Landlord and Tenant shall be modified by this Second Amendment effective the 12th day of December, 1996, as follows:

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     Section  (c)(i)  is  hereby  amended  to  read  as
     follows:

     (i)  notwithstanding Tenant's diligent pursuit  of
     Gaming  Licensure, if the Investigation  Date  has
     not occurred on or before the expiration of the 26
     month period commencing on the Effective Date (the
     "Investigation  Deadline")  or  Tenant  reasonably
     determines,  based  on  communications   with   or
     information  received from the  Commission  staff,
     that   the   Commission  will  not  commence   the
     Investigation before the Investigation Deadline.

     2. Except as modified by this Second Amendment to the Lease, the Lease and the First Amendment to the Lease shall remain in full force and effect and the parties shall remain bound by all of their terms and conditions.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                              ST. LOUIS COUNTY PORT AUTHORITY
                              ("Landlord")

                         By:  /s/

                         Its: Chairman

                              SOUTHBOAT LIMITED PARTNERSHIP
                              ("Tenant")
                              By:    Showboat  Lemay,  Inc.,  its
                              general partner

                         By:  /s/ H. Gregory Nasky

                         Its: Secretary

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